Exhibit 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying amended Quarterly Report on Form 10-QSB/A of Velocity Asset Management, Inc. for the nine months ended September 30, 2006, I, James J. Mastriani, Chief Financial Officer of Velocity Asset Management, Inc., do hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) such amended Quarterly Report on Form 10-QSB/A for the nine months ended September 30, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) the information contained in such amended Quarterly Report on Form 10-QSB/A for the nine months ended September 30, 2006, fairly presents, in all material respects, the financial condition and results of operations of Velocity Asset Management, Inc.


                                             /s/ JAMES J. MASTRIANI
                                             ---------------------------
                                             James J. Mastriani
                                             Chief Financial Officer
November 24, 2006

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